                                     EXHIBIT 3.2

                               BYLAWS OF BULL RUN, INC.

                                  DATED MAY 1, 1997

                                        BYLAWS

                                          OF

                                    BULL RUN, INC.
                                 A NEVADA CORPORATION

                                  TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
ARTICLE I - OFFICES..............................................................   1

     Section 1.     PRINCIPAL OFFICE ............................................   1

     Section 2.     OTHER OFFICES................................................   1

ARTICLE II - DIRECTORS-MANAGEMENT................................................   1

     Section 1.     POWERS, STANDARD OF CARE ....................................   1
                    1.1  POWERS..................................................   1
                    1.2  STANDARD OF CARE; LIABILITY ............................   1

     Section 2.     NUMBER AND QUALIFICATION OF DIRECTORS........................   2

     Section 3.     ELECTION AND TERM OF OFFICE OF DIRECTORS ....................   2

     Section 4.     VACANCIES....................................................   2

     Section 5.     REMOVAL OF DIRECTORS ........................................   3

     Section 6.     PLACE OF MEETINGS............................................   3

     Section 7.     ANNUAL MEETINGS..............................................   4

     Section 8.     OTHER REGULAR MEETINGS ......................................   4

     Section 9.     SPECIAL MEETINGS/NOTICES ....................................   4

     Section 10.    WAIVER OF NOTICE ............................................   4

     Section 11.    QUORUMS......................................................   5

     Section 12.    ADJOURNMENT..................................................   5

     Section 13.    NOTICE OF ADJOURNMENT........................................   5

     Section 14.    SOLE DIRECTOR PROVIDED BY ARTICLES OR BYLAWS ................   5

     Section 15.    DIRECTORS ACTION BY UNANIMOUS WRITTEN CONSENT................   5

     Section 16.    COMPENSATION OF DIRECTORS....................................   5

     Section 17.    COMMITTEES ..................................................   6

     Section 18.    MEETINGS AND ACTION OF COMMITTEES............................   6

     Section 19.    ADVISORY DIRECTORS ..........................................   6

                                       i

ARTICLE III - OFFICERS ..........................................................   6

     Section 1.     OFFICERS ....................................................   6

     Section 2.     ELECTION OF OFFICERS ........................................   6

     Section 3.     SUBORDINATE OFFICERS, ETC....................................   6

     Section 4.     REMOVAL AND RESIGNATION OF OFFICERS..........................   7

     Section 5.     VACANCIES....................................................   7

     Section 6.     CHAIRMAN OF THE BOARD........................................   7

     Section 7.     PRESIDENT....................................................   7

     Section 8.     VICE PRESIDENT ..............................................   7

     Section 9.     SECRETARY....................................................   8

     Section 10.    TREASURER....................................................   8

ARTICLE IV - STOCKHOLDERS' MEETINGS..............................................   8

     Section 1.     PLACE OF MEETINGS............................................   8

     Section 2.     ANNUAL MEETING ..............................................   9

     Section 3.     SPECIAL MEETINGS ............................................   9

     Section 4.     NOTICE OF MEETINGS - REPORTS ................................   9

     Section 5.     QUORUM ......................................................  10

     Section 6.     ADJOURNED MEETING AND NOTICE THEREOF ........................  10

     Section 7.     WAIVER OR CONSENT BY ABSENT STOCKHOLDERS ....................  11

     Section 9.     VOTING RIGHTS; CUMULATIVE VOTING.............................  12

     Section 10.    PROXIES......................................................  12

     Section 11.    CHAIRMAN AND SECRETARY OF MEETING............................  13

     Section 12.    INSPECTORS OF ELECTION ......................................  13

ARTICLE V - CORPORATE RECORDS AND REPORTS; INSPECTION............................  14

     Section 1.     RECORDS......................................................  14

                                       ii

     Section 2.     MAINTENANCE AND INSPECTION OF SHARE REGISTER ................  14

     Section 3.     MAINTENANCE AND INSPECTION OF BYLAWS ........................  15

     Section 4.     FINANCIAL STATEMENTS ........................................  15

     Section 5.     ANNUAL STATEMENT OF GENERAL INFORMATION......................  15

ARTICLE VI  - GENERAL CORPORATE MATTERS..........................................  15

     Section 1.     CHECKS, DRAFTS, AND EVIDENCE OF INDEBTEDNESS ................  15

     Section 2.     CORPORATE CONTRACTS AND INSTRUMENTS, HOW EXECUTED............  15

     Section 3.     REPRESENTATION OF SHARES OF OTHER CORPORATION................  15

     Section 4.     CONSTRUCTION AND DEFINITIONS ................................  16

ARTICLE VII - AMENDMENTS TO BYLAWS ..............................................  16

     Section 1.     AMENDMENT BY STOCKHOLDERS....................................  16

     Section 2.     AMENDMENT BY DIRECTORS ......................................  16

     Section 3.     RECORD OF AMENDMENTS ........................................  16

ARTICLE VIII - SHARES OF STOCK ..................................................  16

     Section 1.     CERTIFICATE OF STOCK ........................................  16

     Section 2.     LOST OR DESTROYED CERTIFICATES ..............................  17

     Section 3.     TRANSFER OF SHARES ..........................................  17

     Section 4.     RECORD DATE..................................................  17

ARTICLE IX - DIVIDENDS ..........................................................  18

ARTICLE X - FISCAL YEAR..........................................................  18

ARTICLE XI - CORPORATE SEAL......................................................  18

ARTICLE XII  INDEMNITY ..........................................................  18

ARTICLE XIII - MISCELLANEOUS ....................................................  19

     Section 1.     STOCKHOLDERS' AGREEMENTS ....................................  19

     Section 2.     SUBSIDIARY CORPORATIONS......................................  19

                                     BYLAWS

                                       OF

                                 BULL RUN, INC.

                              A NEVADA CORPORATION


                                   ARTICLE I
                                    OFFICES

        Section 1. PRINCIPAL OFFICE. The principal office for the transaction of business of the Corporation is hereby fixed and located at Two Venture Plaza, Suite 380, Irvine, CA 92618. The location may be changed by approval of a majority of the authorized Directors, and additional offices may be established and maintained at such other place or places, either within or outside of Nevada, as the Board of Directors may from time to time designate.

        Section 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II
                             DIRECTORS - MANAGEMENT

        Section 1.  POWERS, STANDARD OF CARE.

                1.1 POWERS: Subject to the provisions of the Nevada Revised Statutes (hereinafter the "Code"), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the Stockholders of record, as that term is defined in the Code, or by the outstanding shares, as that term is defined in the Code, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

                1.2   STANDARD OF CARE; LIABILITY:

                      1.2.1 Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

                      1.2.2 In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

                             1.3.1  One or more officers or employees of the
Corporation whom the Director believes to be reliable and competent in the matters presented,

                             1.3.2  Counsel, independent accountants or other
persons as to which the Director believes to be within such person's professional or expert competence, or

                             1.3.3  A Committee of the Board upon which the
Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefor is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

        Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of Directors of the Corporation shall be not less than one (1) nor more than five (5) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Section 2 of Article II of these Bylaws or, without amendment of these Bylaws, the number of Directors may be fixed or changed by resolution adopted by the vote of the majority of Directors in office or by the vote of holders of shares representing a majority of the voting power at any annual meeting, or any special meeting called for such purpose; but no reduction of the number of Directors shall have the effect of removing any Director prior to the expiration of his term.

        Section 3.  ELECTION AND TERM OF OFFICE OF DIRECTORS.

                3.1 Directors shall be elected at each annual meeting of the Stockholders to hold office until the next annual meeting. If any such annual meeting of Stockholders is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Stockholders held for that purpose. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

                3.2 Except as may otherwise be provided herein, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors of this Corporation, who need not be Stockholders, shall be elected by a plurality of the votes cast at a meeting of Stockholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

        Section 4.  VACANCIES.

                4.1 Vacancies on the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Stockholders, or by a court order, may be filled only by the vote of a majority of the shares entitled to vote, represented at a duly held meeting at which a quorum is present, or by the written consent of holders of the majority of the outstanding shares entitled to vote. Each Director so elected shall hold office until the next annual meeting of the Stockholders and until a successor has been elected and qualified.

                4.2 A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony.

                4.3 The Stockholders may elect a Director or Directors at any time to fill any vacancy or vacancies, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

                4.4 Any Director may resign, effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a Director is effective at a future time, the Board of Directors may, prior to the effective date of a Director's resignation, elect a successor to take office when the resignation becomes effective.

                4.5 No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

        Section 5.  REMOVAL OF DIRECTORS.

                5.1 The entire Board of Directors, or any individual Director, may be removed from office as provided by Section 78.335 of the Code at any special meeting of Stockholders called for such purpose by vote of the holders of two-thirds of the voting power entitling them to elect Directors in place of those to be removed, subject to the provisions of
Section 5.2.

                5.2 No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Directors most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

        Section 6. PLACE OF MEETINGS. Regular meetings of the Board of Directors shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board. In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment pursuant to Section 78.320 of the Code, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

        Section 7. ANNUAL MEETINGS. Immediately following each annual meeting of Stockholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by the Code by the Secretary or other officer designated for that purpose.

        Section 8.  OTHER REGULAR MEETINGS.

                8.1 Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors. Notice of a change in the determination of the time shall be given to each Director in the same manner as notice for such special meetings of the Board of Directors.

                8.2 If said day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter.

        Section 9.  SPECIAL MEETINGS/NOTICES.

                9.1 Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two Directors.

                9.2 Notice of the time and place for special meetings shall be delivered personally or by telephone to each Director or sent by first class mail or telegram, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or be telephone or to the telegram company at least 48 hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to the Director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation.

        Section 10.  WAIVER OF NOTICE.

                10.1 The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

                10.2 Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

        Section 11. QUORUMS. A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

        Section 12. ADJOURNMENT. A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

        Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

        Section 14. SOLE DIRECTOR PROVIDED BY ARTICLES OR BYLAWS. In the event only one Director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

        Section 15.  DIRECTORS ACTION BY UNANIMOUS WRITTEN CONSENT.
Pursuant to Section 78.315 of the Code, any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Directors.

        Section 16. COMPENSATION OF DIRECTORS. Directors, and members as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors, a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board of Directors; provided, however, that nothing contained herein shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, employee or otherwise receiving compensation for such services.

        Section 17. COMMITTEES. Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board of Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by the Code.

        Section 18. MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article II, Sections 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the committee, and special meetings of committees may also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

        Section 19. ADVISORY DIRECTORS. The Board of Directors from time to time may elect one or more persons to be Advisory Directors, who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board of Directors. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board of Directors.

                                  ARTICLE III
                                    OFFICERS

        Section 1. OFFICERS. The principal officers of the Corporation shall be a President, a Secretary, and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person.

        Section 2. ELECTION OF OFFICERS. The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

        Section 3. SUBORDINATE OFFICERS, ETC. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

        Section 4.  REMOVAL AND RESIGNATION OF OFFICERS.

                4.1 Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

                4.2 Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

        Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

        Section 6.  CHAIRMAN OF THE BOARD.

                6.1 The Chairman of the Board, if such an officer be elected, shall, if present, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may, from time to time, be assigned by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article III.

        Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall preside at all meetings of the Stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

        Section 8. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the President, or the Chairman of the Board.

        Section 9.  SECRETARY.

                9.1 The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Stockholders at the principal office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors' and committee meetings, the number of shares present or represented at Stockholders' meetings and the proceedings thereof.

                9.2 The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation's transfer agent, a share register, or duplicate share register, showing the names of the Stockholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

                9.3 The Secretary shall give, or cause to be given, notice of all the meetings of the Stockholders and of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

        Section 10.   TREASURER.

                10.1 The Treasurer shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

                10.2 The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of the transactions of the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                   ARTICLE IV
                             STOCKHOLDERS' MEETINGS

        Section 1. PLACE OF MEETINGS. Meetings of the Stockholders shall be held at any place within or outside the state of Nevada designated by the Board of Directors. In the absence of any such designation, Stockholders' meetings shall be held at the principal executive office of the Corporation.

        Section 2.  ANNUAL MEETING.

                2.1. The annual meeting of the Stockholders shall be held, each year, as follows:

                        Time of Meeting:        10:00 A.M.
                        Date of Meeting:        April 15

                2.2 If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Stockholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting.

                2.3 If the above date is inconvenient, the annual meeting of Stockholders shall be held each year on a date and at a time designated by the Board of Directors within twenty days of the above date upon proper notice to all Stockholders.

        Section 3.  SPECIAL MEETINGS.

                3.1 Special meetings of the Stockholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by one or more

Stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting. Except as provided in paragraph B below of this Section 3, notice shall be given as for the annual meeting.

                3.2 If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation. The officer receiving such request shall forthwith cause notice to be given to the Stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws or upon application to the Superior Court. Nothing contained in this paragraph of this Section shall be construed as limiting, fixing or affecting the time when a meeting of Stockholders called by action of the Board of Directors may be held.

        Section 4.  NOTICE OF MEETINGS - REPORTS.

                4.1 Notice of any Stockholders meetings, annual or special, shall be given in writing not less than 10 days nor more than 60 days before the date of the meeting to Stockholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary's neglect or refusal, by any Director or Stockholder.

                4.2 Such notices or any reports shall be given personally or by mail or other means of written communication as provided in the Code and shall be sent to the Stockholder's address appearing on the books of the Corporation, or supplied by the Stockholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Code by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

                4.3 Notice of any meeting of Stockholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of mailing of notice, intends to present for action by the Stockholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

                4.4 Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

                4.5 If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to the Code, (ii) an amendment to the Articles of Incorporation, pursuant to the Code, (iii) a reorganization of the Corporation, pursuant to the Code, (iv) dissolution of the Corporation, pursuant to the Code, or (v) a distribution to preferred Stockholders, pursuant to the Code, the notice shall also state the general nature of such proposal.

        Section 5.  QUORUM.

                5.1 The holders of a majority of the shares entitled to vote at a Stockholders' meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Stockholders for the transaction of business except as otherwise provided by the Code or by these Bylaws.

                5.2 The Stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

        Section 6.  ADJOURNED MEETING AND NOTICE THEREOF.

                6.1 Any Stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

                6.2 When any meeting of Stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any adjourned meeting shall be given to each Stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

        Section 7.  WAIVER OR CONSENT BY ABSENT STOCKHOLDERS.

                7.1 The transactions of any meeting of Stockholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Stockholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.

                7.2 The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section E of Section
4 of this Article, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                7.3 Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice is such objection in

        Section 8.  OTHER ACTIONS WITHOUT A MEETING.

                8.1 Unless otherwise provided in the Code, any action which may also be taken at any annual or special meeting of the Stockholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                8.2 Unless the consents of all Stockholders entitled to vote have been solicited in writing,

                (i) Notice of any Stockholder approval without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

                (ii) Prompt notice shall be given of the taking of any other corporate action approved by Stockholders without a meeting by less than unanimous written consent, to each of those Stockholders entitled to vote who have not consented in writing.

                8.3 Any Stockholder giving a written consent, or the Stockholder's proxy holders, or a transferee of the shares or a personal representative of the Stockholder or their respective proxy holders, may revoke the consent by a writing received by the Secretary of the Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary, but not do so thereafter.
 Such revocation is effective upon its receipt by the Secretary.

        Section 9.  VOTING RIGHTS; CUMULATIVE VOTING.

                9.1 Only persons in whose names shares entitled to vote stand on the stock records of the Corporation on the day fixed by the Board of Directors for the determination of the Stockholders of records, shall be entitled to vote at any Stockholders' meeting.

                9.2 The candidate receiving the highest number of votes up to the number of Directors to be elected are elected.

                9.3 The Board of Directors may fix a time as record date for the determination of the Stockholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any allotment, rights, or to exercise the rights in respect to any such change, conversion, or exchange of shares. In such case, only Stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting, or to receive such dividends, distributions, or allotment of rights or to exercise such rights, as the case may be, notwithstanding a transfer of any share on the books of the Corporation after any record date fixed as aforesaid.

        Section 10.   PROXIES.

                10.1 Every Stockholder entitled to vote for Directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy validly executed by the Stockholder and filed with the Secretary of the Corporation. A proxy may be executed by written authorization signed, or by electronic transmission authorized, by the Stockholder or the Stockholder's attorney-in-fact, giving the proxy holder(s) the power to vote the Stockholder's shares. A proxy shall be deemed signed if the Stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the Stockholder or the Stockholder's attorney-in-fact. A proxy may also be transmitted orally by telephone if submitted with information from which it may be determined that the proxy was authorized by the Stockholder or the Stockholder's attorney-in-fact.

                10.2 A validly executed proxy shall expire six (6) months after the date of the proxy, unless it is coupled with an interest or unless the Stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of the proxy. A validly executed proxy will also expire upon (i) revocation by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted.

        Section 11. CHAIRMAN AND SECRETARY OF MEETING. The President, or in the absence of the President, any Vice President, shall call the meeting of the Stockholders to order, and shall act as Chairman of the meeting. In the absence of the President and all the Vice Presidents, Stockholders shall appoint a Chairman at such meeting.

The Secretary of the Corporation shall act as Secretary of all meetings of the Stockholders, but in the absence of the Secretary at any meeting of the Stockholders, the presiding officer shall appoint any person to act as such Secretary of the meeting.

        Section 12.  INSPECTORS OF ELECTION.

                12.1 Before any meeting of Stockholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any Stockholder or a Stockholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more Stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any Stockholder or a Stockholder's proxy shall, appoint a person to fill that vacancy.

                12.2  The duties of these inspectors shall be as follows:

                (i) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

                (ii)   Receive votes, ballots, or consents;

                (iii) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

                (iv)   Count and tabulate all votes or consents;

                (v)    Determine the result; and

                (vi) Do any other acts that may be proper to conduct the election or vote with fairness to all Stockholders.

                                   ARTICLE V
                   CORPORATE RECORDS AND REPORTS; INSPECTION

        Section 1. RECORDS. The Corporation shall maintain, in accordance with generally accepted accounting principles, adequate and correct accounts, books and records of its business and properties. If the Corporation has fewer than one hundred (100) Stockholders, the financial statements need not be prepared according to generally accepted accounting principles so long as the financial statement reasonably sets forth the assets and liabilities, income and expenses of the Corporation, and discloses the accounting basis used. All such books, records and accounts shall be kept at the principal executive office of the Corporation, as fixed by the Board of Directors, from time to time, or shall be kept at such place or such places as designated by the Board of Directors. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any Stockholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a Stockholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the Corporation.

        Section 2.  MAINTENANCE AND INSPECTION OF SHARE REGISTER.

                2.1 The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its Stockholders, giving the names and addresses of all Stockholders and the number and class of shares held by each Stockholder.

                2.2 Any person who has been a Stockholder of record of the Corporation for at least six (6) months immediately preceding his demand, or any person holding at least five percent (5%) in the aggregate of the outstanding voting shares of the Corporation may (i) inspect and copy the records of Stockholders' names and addresses and shareholdings during usual business hours on five days' prior written demand on the Corporation, and
(ii) obtain from the transfer agent of the Corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the Stockholders' names and addresses, who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the Stockholder after the date of demand. This list shall be made available to any such Stockholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of Stockholders shall also be open to inspection on the written demand of any Stockholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a Stockholder or as the holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of the Stockholder or holder of a voting trust certificate making the demand.

        Section 3. MAINTENANCE AND INSPECTION OF BYLAWS. The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Stockholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the state and the Corporation has no principal business office in this state, the Secretary shall, upon written request of any Stockholder, furnish to such Stockholder a copy of the Bylaws as amended to date.

        Section 4. FINANCIAL STATEMENTS. Any person who has been a Stockholder of record and owns not less than fifteen percent (15%) of all of the issued and outstanding shares of stock or has been authorized in writing by the holders of at lest fifteen percent (15%) of the issued and outstanding shares, upon at least five (5) days' written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the Corporation, to make extracts therefrom, and to conduct an audit of such records. Holders of voting trust certificates representing fifteen percent (15%) of the issued and outstanding shares of the Corporation shall be regarded as Stockholders for the purpose of this Section. All costs for making extracts of records or conducting an audit shall be borne by the person exercising his rights under this Section. The rights authorized herein may be denied to any Stockholder upon his refusal to furnish the Corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to his interest in the Corporation as a Stockholder.

        Section 5. ANNUAL STATEMENT OF GENERAL INFORMATION. The Corporation shall, in a timely manner, in each year, file with the Secretary of State of Nevada, on the prescribed form, a statement in compliance with the Code.

                                   ARTICLE VI
                           GENERAL CORPORATE MATTERS

        Section 1. CHECKS, DRAFTS, AND EVIDENCE OF INDEBTEDNESS. All checks, drafts or other orders for payments of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

        Section 2. CORPORATE CONTRACTS AND INSTRUMENTS, HOW EXECUTED. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of any officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

        Section 3. REPRESENTATION OF SHARES OF OTHER CORPORATION. The Chairman of the Board, the President, or any Vice President, or any other person authorized by resolution of the Board of Directors by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly elected by said officer.

        Section 4. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions of the Nevada Revised Statutes shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                  ARTICLE VII
                              AMENDMENTS TO BYLAWS

        Section 1. AMENDMENT BY STOCKHOLDERS. All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made by the affirmative vote of Stockholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of Directors at any annual or special meeting of Stockholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

        Section 2. AMENDMENT BY DIRECTORS. The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation, provided, however, that the Stockholders entitled to vote with respect thereto as in this Article V above-provided may alter, amend or repeal Bylaws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of Stockholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of Directors of the filling of vacancies in the Board resulting from the removal by the Stockholders. In any bylaw regulating an impending election of Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of Stockholders for the election of Directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made.

        Section 3. RECORD OF AMENDMENTS. Whenever an amendment or new Bylaw is adopted, it shall be copies in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

                                  ARTICLE VIII
                                SHARES OF STOCK

        Section 1.  CERTIFICATE OF STOCK.

                1.1 The certificates representing shares of the Corporation's stock shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. The certificates shall bear the following: the Corporate Seal, the holder's name, the number of shares of stock and the signatures of: (1) the Chairman of the Board, the President or a Vice President and (2) the Secretary, Treasurer, any Assistant Secretary or Assistant Treasurer.

                1.2 No certificate representing shares of stock shall be issued until the full amount of consideration therefore has been paid, except as otherwise permitted by law.

                1.3 To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or its may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a Stockholder, except as therein provided.

        Section 2. LOST OR DESTROYED CERTIFICATES. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper to do so.

        Section 3.  TRANSFER OF SHARES.

                3.1 Transfer of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

                3.2 The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and , accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

        Section 4. RECORD DATE. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty (60) days, nor less than ten (10) days, as the record date for the determination of Stockholders entitled to receive notice of, or to vote at, any meeting of Stockholders, or to consent to any proposal without a meeting, or for the purpose of determining Stockholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of Stockholders entitled to notice of, or to vote at, a meeting of Stockholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining Stockholders for any other purpose shall be at the close of business on the day on which the resolution of the

Directors relating thereto is adopted. When a determination of Stockholders of record entitled to notice of, or to vote at, any meeting of Stockholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the Directors fix a new record date for the adjourned meeting.

                                    ARTICLE IX
                                    DIVIDENDS

        Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amount, and at such time or times as the Board of Directors may determine.

                                    ARTICLE X
                                   FISCAL YEAR

        The fiscal year of the Corporation shall be March 31, and may be changed by the Board of Directors from time to time subject to applicable law.

                                    ARTICLE XI
                                  CORPORATE SEAL

        The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of its incorporation, and the word "Nevada" to indicate the Corporation was incorporated pursuant to the laws of the State of Nevada.

                                   ARTICLE XII
                                    INDEMNITY

        Any person made a party to any action, suit or proceeding, by reason of the fact that he, his testator or interstate representative is or was a Director, officer or employee of the Corporation or of any corporation in which he served as such at the request of the Corporation, shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actual and necessarily incurred by him in connection with the defense of such action, suit or proceedings, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding or in connection with any appeal therein that such officer, Director or employee is liable for gross negligence or misconduct in the performance of his duties.

        The foregoing right of indemnification shall not be deemed exclusive of any other rights to which any officer or Director or employee may be entitled apart from the provisions of this section.

        The amount of indemnity to which any officer or any Director may be entitled shall be fixed by the Board of Directors, except that in any case in which there is no disinterested majority of the Board available, the amount shall be fixed by arbitration pursuant to the then existing rules of the American Arbitration Association.

                                   ARTICLE XIII
                                  MISCELLANEOUS

        Section 1. STOCKHOLDERS' AGREEMENTS. Notwithstanding anything contained in this Article XI to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Stockholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein, and may otherwise modify the provisions contained in Article IV, herein as to Stockholders' meetings and actions.

        Section 2. SUBSIDIARY CORPORATIONS. Shares of the Corporation owned by a subsidiary shall not be entitled to vote on any matter. For the purpose of this Section, a subsidiary of the Corporation is defined as another corporation of which shares thereof possessing more than 25% of the voting power are owned directly or indirectly through one or more other corporations of which the Corporation owns, directly or indirectly, more than 50% of the voting power.

                             CERTIFICATE OF SECRETARY

                I, the undersigned, certify that:

        1. I am the duly elected and acting Secretary of BULL RUN, INC., a Nevada corporation; and

        2. The foregoing Bylaws, consisting of 19 pages, are the Bylaws of this Corporation as adopted by the Board of Directors.

            IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this Corporation on this 1st day of May, 1997.



                                       /s/ Lynne Bolduc
                                       -------------------------------
                                       Lynne Bolduc, Secretary



[SEAL]